NOTICE OF CONFIDENTIALITY RIGHTS; IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

When recorded, return to:

Holland & Knight LLP
1722 Routh Street, Suite 1500
Dallas, Texas 75201-2533
Attention: Ashley Jo Zaccagnini

THIRD MODIFICATION AGREEMENT

This THIRD MODIFICATION AGREEMENT (this “Agreement”) dated effective as of June 8, 2026 (“Effective Date”) is by and among HOLDEN HILLS, L.P., a Texas limited partnership (“Borrower”), STRATUS PROPERTIES INC., a Delaware corporation (“Guarantor”) (Borrower and Guarantor herein sometimes called “Loan Parties” or “Loan Party”, as the context may require), and FIFTH THIRD BANK, N.A., successor by merger to Comerica Bank (“Lender”).
W I T N E S S E T H:

WHEREAS, the following documents have previously been executed and delivered by Borrower to Lender, relating to a loan (the “Existing Loan”) from Lender to Borrower in the principal amount of $26,129,941.00, each dated February 8, 2023 (unless otherwise indicated below):
A.Construction Loan Agreement executed by Borrower and Lender (the “Loan Agreement”);
B.Installment Note (the “Existing Note”) in the stated principal amount of $26,129,941.00 and payable to Lender;
C.Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Existing Security Instrument”) covering certain real property and personal property described therein (the “Property”), recorded at Clerk’s File No. 2023013052, Real Property Records of Travis County, Texas;
D.Assignment of Rents and Leases (the “Assignment”), recorded at Clerk’s File No. 2023013053, Real Property Records of Travis County, Texas;

Third Modification Agreement

the instruments described above and all other documents evidencing, securing or otherwise executed in connection with the Loan, including the Guaranty, the Environmental Indemnity, the Prior Modification, the Note and the Second Security Instrument (each as defined below), being herein collectively called the “Loan Documents”;
WHEREAS, Guarantor has guaranteed certain obligations of Borrower pursuant to the Guaranty (the “Guaranty”) of even date with the Loan Agreement in favor of Lender;
WHEREAS, Borrower and Guarantor also executed and delivered to Lender, that certain Environmental Indemnity Agreement (the “Environmental Indemnity”) of even date with the Loan Agreement in favor of Lender;
WHEREAS, the Loan Documents were previously modified by (i) that certain First Modification Agreement dated February 6, 2026, executed by Borrower, Guarantor and Lender (the “First Modification”), and (ii) that certain Second Modification Agreement dated March 5, 2026, executed by Borrower, Guarantor and Lender (the “Second Modification”, and together with the First Modification, collectively, the “Prior Modification”);
WHEREAS, the Phase I Land that was originally platted as Barton Creek Section K, L & O Phase 1, a subdivision in Travis County, Texas, according to the map or plat thereof recorded under Document No. 202200093 of the Official Public Records of Travis County, Texas (the “Original Phase I Land Plat”) has been re-platted in its entirety as Final Plat of Barton Creek Holden Hills Phase 1, a subdivision in Travis County, Texas, according to the map or plat thereof of recorded under Document No. 202600012 of the Official Public Records of Travis County, Texas (the “Phase I Land Replat”). The Phase I Land Replat consists of the entirety of the Original Phase I Land Plat together with approximately 60 acres out of the Phase II Land.
WHEREAS, Borrower has requested that Lender (i) extend the Maturity Date (as defined in the Loan Agreement), (ii) increase the principal amount of the loan by $9,880,970.00 (the “Loan Increase”) for a new total committed loan amount of $36,010,911.00 (the “Loan”), (iii) document the Applicable Interest Rate as more particularly provided in the Note, and (iv) make other modifications to the Loan Documents, and Lender is willing to do so on the terms and conditions hereinafter set forth;
WHEREAS, in connection with the Loan Increase, and contemporaneously herewith, Borrower has executed and delivered to Lender (a) that certain Amended and Restated Installment Note dated of even date herewith in the stated principal amount of $26,129,941.00 (along with any and all renewals, modifications, rearrangements, reinstatements, enlargements, or extensions of such promissory note or of any promissory note or notes given in renewal, substitution or replacement thereof, the “A&R Existing Note”) in substitution, amendment and restatement of the Existing Note, (b) that certain Second Installment Note dated of even date herewith in the stated principal amount of $9,880,970.00 (along with any and all renewals, modifications, rearrangements, reinstatements, enlargements, or extensions of such promissory note or of any promissory note or notes given in renewal, substitution or replacement thereof, the “Second Note” and together with the A&R Existing Note, collectively, the “Note”), each Note being payable to the order of Lender, and (c) that certain Second Deed of Trust, Assignment of

Third Modification Agreement

Leases and Rents, Security Agreement and Fixture Filing, dated of even date herewith and covering the Property, executed by Borrower in favor of the trustee named therein, to be recorded in the Real Property Records of Travis County, Texas (the “Second Security Instrument”);
WHEREAS, Lender is the owner and holder of the Note, and Borrower is the owner of the Property as more particularly described on Exhibit A attached hereto and made a part hereof; and
NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms not otherwise defined herein shall have the same definition as set forth in the Loan Agreement (as modified by this Agreement). This Agreement constitutes one of the “Loan Documents”, as such term is defined in the Loan Agreement or defined in any of the other Loan Documents.
2.Extension. The Maturity Date (as defined in the Loan Agreement) is extended to August 8, 2027, subject to acceleration as set forth in the Loan Documents. The liens, security interests, assignments and other rights evidenced by the Loan Documents are renewed and extended to secure payment of the Loan as extended hereby. All references in the Loan Documents to “June 8, 2026”, the “Maturity Date”, and/or any other similar reference to maturity of the Loan and/or Note are hereby amended to mean “August 8, 2027”. Any right or option of Borrower which purports to extend beyond such date is modified to expire on such date. Borrower shall have no further right or option to extend the Maturity Date of the Loan.
3.Fees and Balance of Note.
(a)Balance of Note. As of the Effective Date, the unpaid principal balance of the A&R Existing Note is $12,545,660.00. Subject to the terms of the Loan Documents, there remains $3,036,965.00 of the A&R Existing Note which is available for Advances and $9,880,970.00 under the Second Note which is available for Advances, but only for construction of the Improvements in accordance with the Budget and Plans and Specifications.
(b)Extension & Modification Fee. As consideration for both the extension of the Maturity Date and the Loan Increase, contemporaneously with the execution and delivery of this Agreement and as a condition to its effectiveness, Borrower shall pay to Lender an extension and modification fee in the amount of $95,488.48 in immediately available funds, which shall be fully earned by Lender as of the date of this Agreement.

Third Modification Agreement

4.Substitution of Existing Note. Lender acknowledges receipt of the A&R Existing Note and confirms that the A&R Existing Note is in substitution for (and not in addition to) the Existing Note. All references in the Existing Security Instrument to the “Note”, an Installment Note dated February 8, 2023, in the stated principal amount of $26,129,941, executed by Borrower in favor of Lender, and/or any similar reference are hereby amended to mean the A&R Existing Note (i.e., that certain Amended and Restated Installment Note dated of even date herewith in the stated principal amount of $26,129,941.00).
5.Loan Increase and Use of Funds.
(a)Effective as of the Effective Date, the Existing Loan is increased by the Loan Increase ($9,880,970.00) to $36,010,911.00. All references in the Loan Documents (except the Existing Security Instrument and A&R Existing Note) to a loan in the amount of $26,129,941.00 and/or any similar reference are hereby replaced with $36,010,911.00.
(b)All references in the Loan Documents (except the Existing Security Instrument and A&R Existing Note) to the “Note”, an Installment Note dated February 8, 2023, in the stated principal amount of $26,129,941, executed by Borrower in favor of Lender, and/or any similar reference are hereby replaced with a collective reference to: (i) the Amended and Restated Installment Note dated June 8, 2026, executed by Borrower in favor of Lender in the amount of $26,129,941.00, and (ii) the Second Installment Note dated June 8, 2026, executed by Borrower in favor of Lender in the amount of $9,880,970.00.
(c)All references in the Loan Documents (except the Existing Security Instrument and A&R Existing Note) to the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated February 8, 2023, executed by Borrower in favor of the trustee named therein and/or any similar reference are hereby replaced with a collective reference to: (i) the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated February 8, 2023, executed by Borrower in favor of the trustee named therein, and (ii) the Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated June 8, 2026, executed by Borrower in favor of the trustee named therein.
(d)Notwithstanding anything to the contrary contained in the Loan Documents, the Improvements shall include at least 446 residential sites, and related amenities and infrastructure, which shall include the Tecoma Improvements, and all references in the Loan Documents to “Improvements” or any similar reference are hereby amended to include the same.
6.Modifications of Loan Documents. The Loan Documents are modified as set forth on Schedule I attached hereto. Schedule I is hereby incorporated by reference as if the same were included in all respects. When recorded, this Agreement will not contain Schedule I, but all unrecorded copies of this Agreement will contain Schedule I.

Third Modification Agreement

7.City ETJ Letter. Borrower has disclosed to Lender that Borrower received a letter from the City of Austin dated March 13, 2026 (the “City ETJ Letter”) asserting that the original removal of the Property from the exterritorial jurisdiction of the City of Austin was in error and is void and of no force or effect. Borrower also provided Lender with a response letter dated March 20, 2026 (the “Response Letter”) sent to the City of Austin on Borrower’s behalf. Borrower’s disclosure of the City ETJ Letter and the Response Letter is referred to herein as the “ETJ Letter Disclosure”.
8.Post-Closing Obligation. Lender shall have received and approved the cost and plan review related to the construction of the Second Note Improvements prior to the earlier to occur of: (i) sixty (60) days after the Effective Date and (ii) the first Advance of the Loan Increase.
9.Release of Lender. Loan Parties hereby release, remise, acquit and forever discharge Lender, together with its respective agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, employees, subsidiary entities, parent entities, and related business divisions, past and present (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement, the Note, the Second Security Instrument or any Loan Document, or any of the transactions associated therewith, or the Property, including specifically but not limited to claims of usury, lack of consideration, fraudulent conveyance and lender liability. THE FOREGOING RELEASE INCLUDES ACTIONS AND CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, DAMAGES AND EXPENSES ARISING AS A RESULT OF THE NEGLIGENCE (BUT NOT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH RELEASED PARTY) OF ONE OR MORE OF THE RELEASED PARTIES.
10.Representations of Borrower. Borrower hereby represents and warrants that (a) Borrower owns the Property; (b)  the Loan Documents to which Borrower is a party and this Agreement constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws applicable to creditors’ rights or the collection of debtors’ obligations generally; (c) the execution and delivery of this Agreement by Borrower do not contravene, result in a breach of or constitute a default under any deed of trust, deed to secure debt, mortgage, loan agreement, indenture or other contract, agreement or undertaking to which Borrower is a party or by which Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject; (d) except to the extent representations, warranties or covenants are adversely affected by the matters in the ETJ Letter Disclosure, to the best of Borrower’s

Third Modification Agreement

knowledge there exists no uncured default under the Loan Documents; (e) to the best of Borrower’s knowledge, there are no offsets, claims or defenses to the Loan Documents; and (f) there has been no change in the organizational structure of Borrower (or any entity in Borrower’s signature block) since the date of the closing of the Loan and Borrower is currently duly organized and legally existing under the laws of its state of organization. Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation reasonable attorneys' fees actually incurred) incurred as a result of any representation or warranty made by Borrower herein proving to be untrue in any material respect.
11.Representations of Guarantor. Guarantor hereby represents and warrants that (a)  the Loan Documents to which Guarantor is a party and this Agreement constitute the legal, valid and binding obligations of Guarantor enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws applicable to creditors’ rights or the collection of debtors’ obligations generally; (b) the execution and delivery of this Agreement by Guarantor do not contravene, result in a breach of or constitute a default under any deed of trust, deed to secure debt, mortgage, loan agreement, indenture or other contract, agreement or undertaking to which Guarantor is a party or by which Guarantor or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Guarantor is subject; (c) to the best of Guarantor’s knowledge there exists no uncured default under the Loan Documents; (d) to the best of Guarantor’s knowledge, there are no offsets, claims or defenses to the Loan Documents; and (e) there has been no change in the organizational structure of Guarantor since the date of the closing of the Loan and Guarantor is currently duly organized and legally existing under the laws of its state of organization. Guarantor agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation reasonable attorneys' fees actually incurred) incurred as a result of any representation or warranty made by Guarantor herein proving to be untrue in any material respect.
12.Additional Documentation. Loan Parties, upon request from Lender, agree to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the Loan.
13.Default. If any Loan Party shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein proves to have been false or misleading in any material respect as of the date made, Borrower shall be deemed to be in default under the Loan Documents and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the Loan Documents or to which Lender may otherwise be entitled, whether at law or in equity.
14.Recordation; Title Insurance. Contemporaneously herewith, Lender will deliver this Agreement and the Second Security Instrument for recording in the appropriate records of the county where the Property is located at Borrower’s expense and Borrower shall, at its sole cost and expense, obtain and deliver to Lender: (i) an endorsement of the Title Insurance

Third Modification Agreement

issued by the Title Company insuring the lien of the Existing Security Instrument, under Procedural Rule P-9b(3) of the applicable title insurance rules and regulations, in form and content acceptable to Lender, stating that the company issuing said policy will not claim that policy coverage has terminated or that policy coverage has been reduced, solely by reason of the execution of this Agreement and (ii) a Title Insurance policy issued by the Title Company insuring the lien of the Second Security Instrument, in form and content acceptable to Lender in Lender’s reasonable discretion.
15.Ratification of Loan Documents. Except as provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. The Loan Documents, as modified and amended hereby, are hereby ratified and confirmed in all respects. All liens, security interests, mortgages and assignments granted or created by or existing under the Loan Documents continue, unabated, in full force and effect, to secure Borrower’s obligation to repay the Note. All references in any of the Loan Documents to a Loan Document shall hereafter refer to such Loan Document as amended hereby.
16.Integration. This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements with respect to the matters set forth herein. No modification of this Agreement or any waiver of rights hereunder shall be effective unless made by supplemental agreement, in writing, executed by Lender and Loan Parties. Lender and Loan Parties further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.
17.Costs and Expenses. Contemporaneously with the execution and delivery of this Agreement and as a condition to its effectiveness, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation, any Title Insurance and Title Insurance endorsement charges, recording fees and fees and expenses of legal counsel to Lender.
18.Severability. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.
19.Time of the Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.
20.Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.
21.Successors and Assigns. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

Third Modification Agreement

22.CHOICE OF LAW AND VENUE. SECTION 9.12 OF THE LOAN AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT AS IF THE SAME WERE CONTAINED HEREIN.
23.Notice of Final Agreement. Loan Parties and Lender hereby take notice of and agree to the following:
A.PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY'S AUTHORIZED REPRESENTATIVE.
B.PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.
C.THE LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
IN WITNESS WHEREOF, Loan Parties and Lender have executed this Agreement on the respective dates of acknowledgement to be effective as of the date first above written.
[END OF TEXT; REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Third Modification Agreement

SIGNATURE PAGE OF BORROWER TO
THIRD MODIFICATION AGREEMENT

HOLDEN HILLS, L.P., a Texas limited partnership

By:    Holden Hills GP, L.L.C., a Texas limited liability company, its General Partner

    By:     /s/ Erin D. Pickens
                            Erin D. Pickens, Senior Vice President
STATE OF TEXAS        §
                §
COUNTY OF TRAVIS    §
This instrument was acknowledged before me on June 2, 2026, by Erin D. Pickens, Senior Vice President of Holden Hills GP, L.L.C., a Texas limited liability company, in its capacity as General Partner of Holden Hills, L.P., a Texas limited partnership, on behalf of said limited partnership. Such person is personally known to me or produced a state issued driver’s license as identification and did take an oath.
[S E A L]     /s/ Megan Polanco
    Notary Public - State of Texas
My Commission Expires:
         Megan Polanco
 05/10/27         Printed Name of Notary Public

SIGNATURE PAGE OF GUARANTOR TO
THIRD MODIFICATION AGREEMENT

STRATUS PROPERTIES INC.,
a Delaware corporation

By: /s/ Erin D. Pickens
Erin D. Pickens, Senior Vice President

STATE OF TEXAS        §
                §
COUNTY OF TRAVIS    §
This instrument was ACKNOWLEDGED before me this 2nd day of June, 2026, by Erin D. Pickens, Senior Vice President of STRATUS PROPERTIES INC., a Delaware corporation, on behalf of said corporation. Such person is personally known to me or produced a state issued driver’s license as identification and did take an oath.
[S E A L]     /s/ Megan Polenco
    Notary Public - State of Texas
My Commission Expires:
         Megan Polenco
 05/10/27         Printed Name of Notary Public

SIGNATURE PAGE OF LENDER TO
THIRD MODIFICATION AGREEMENT

FIFTH THIRD BANK, N.A., successor by merger to Comerica Bank

By: /s/ Elaine Houston
Name: Elaine Houston
Title: Senior Vice President

THE STATE OF TEXAS    §
                §
COUNTY OF TRAVIS    §
This instrument was acknowledged before me on June 2, 2026, by Elaine Houston, Senior Vice President of Fifth Third Bank, N.A., successor by merger to Comerica Bank, on behalf of said entity. Such person is personally known to me or produced a state issued driver’s license as identification and did take an oath.

[S E A L]     /s/ Deborah M. Hudgeons
    Notary Public - State of Texas
My Commission Expires:
         Deborah M. Hudgeons
06/20/29         Printed Name of Notary Public

LIST OF EXHIBITS AND SCHEDULES
TO
Third Modification Agreement
By and Among
Holden Hills, L.P., as Borrower,
Stratus Properties Inc., as Guarantor, and
Fifth Third Bank, N.A., as Successor by Merger to Comerica Bank, as Lender

EXHIBITS AND SCHEDULES*:

EXHIBIT A Legal Description of Property
SCHEDULE I Modifications
EXHIBIT 1 TO SCHEDULE I Budget
EXHIBIT 2 TO SCHEDULE I Legal Description of Phase I Land
EXHIBIT 3 TO SCHEDULE I Legal Description of Phase II Land
EXHIBIT 4 TO SCHEDULE I Allocated Loan Amount
EXHIBIT 5 TO SCHEDULE I Map

* Certain exhibits or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. The registrant undertakes to furnish supplementally a copy of the exhibits to the Securities and Exchange Commission upon request.

Third Modification Agreement

Schedule I
The Loan Agreement is modified as follows:
1.The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety and replaced with the following:
Borrower's Equity (Subsequent) shall mean an amount equal to $9,507,035.00. It is anticipated that Borrower's Equity (Subsequent) will be paid from SPOC's share of costs under the Cost Sharing Agreement.
    Deed of Trust means, collectively, (i) the Existing Deed of Trust, and (ii) the Second Deed of Trust.
Estate Lot or Estate Lots means the individually platted single family residential lots located on a portion of the Phase I Land, as depicted on Exhibit L.
Improvements has the meaning set forth in the Deed of Trust, and which will include, without limitation, the improvements described in the Plans and Specifications (and to be built in accordance with the Plans and Specifications) related to the development of the Land into a master planned residential development containing at least 446 residential sites and related amenities and infrastructure, which shall include the Tecoma Improvements and Driveway Improvements.
Interest Reserve shall mean an initial amount of the Loan of up to $4,000,000.00 from which Borrower may request Advances to pay interest on the Loan which shall accrue pursuant to the terms of this Agreement.
    Loan Amount means the lesser of (a) $36,010,911.00, (b) 29% of the total Development Costs, or (c) the amount that would result in a maximum Loan-to-Value Ratio of 30%, subject to reduction as set forth herein, including, without limitation, as set forth in Section 2.9 hereof.
Maturity Date means August 8, 2027, subject, however, to the right of acceleration as herein provided and as provided elsewhere in the Loan Documents.
    Note means, collectively, (i) the Existing Note and (ii) the Second Note.
Phase I Project means the development of the Phase I Land into a master planned residential development containing at least 446 residential sites and related amenities and infrastructure, all in accordance with the Plans and Specifications.
Pod or Pods means the individually platted multi-family residential lots located on a portion of the Phase I Land, as depicted on Exhibit L.
Release Parcel means an individual Estate Lot (including, without limitation, an individual Vivier Drive Lot), an individual Pod, or the Phase II Land.

Third Modification Agreement – Schedule I, Page 1

Release Price means, with respect to the Phase II Land, an amount determined by Lender in Lender's sole discretion, and with respect to an Estate Lot (including, without limitation, with respect to a Vivier Drive Lot) or a Pod, an amount equal to the greater of (i) 100% of the net sales proceeds received by Borrower in connection with the sale of the Release Parcel and (ii) 120% of the Allocated Loan Amount of the applicable Release Parcel.

2.The following definitions are hereby added to Section 1.1 of the Loan Agreement in the appropriate alphabetical order:
Driveway Improvements means the driveways to be constructed by Borrower in accordance with the Plans and Specifications and paid for, in part, with funds Advanced under the Second Note.
Existing Deed of Trust means that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of February 8, 2023, executed by Borrower in favor of Brian P. Foley, Trustee, for the benefit of Lender, recorded on February 9, 2023, recorded at Clerk’s File No. 2023013052, Real Property Records of Travis County, Texas, as modified by the Prior Modification, and as may be further modified, amended, or supplemented from time to time, pursuant to which Borrower grants a lien and security interest in and to the Mortgaged Property for the benefit of Lender to secure a portion of the Loan.
    Existing Note means the Amended and Restated Installment Note dated June 8, 2026, in the principal sum of $26,129,941.00 (together with all renewals and extensions thereof) executed and delivered by Borrower payable to the order of Lender, evidencing a portion of the Loan, as modified, amended, or supplemented from time to time.
    First Modification Agreement means that certain First Modification Agreement dated February 6, 2026, executed by Borrower, Guarantor and Lender, modifying certain provisions of the Loan Documents.
    Prior Modification means, collectively, the (i) First Modification Agreement, (ii) Second Modification Agreement, and (iii) Third Modification Agreement.
    Second Modification Agreement means that certain Second Modification Agreement dated March 5, 2026, executed by Borrower, Guarantor and Lender, modifying certain provisions of the Loan Documents.
    Second Deed of Trust means that certain Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated June 8, 2026, executed by Borrower in favor of Corey R. Bailey, Trustee, for the benefit of Lender, to be recorded in the Real Property Records of Travis County, Texas, as modified, amended, or supplemented from time to time, pursuant to which Borrower grants a lien and security interest in and to the Mortgaged Property for the benefit of Lender to secure the Loan.

Third Modification Agreement – Schedule I, Page 2

    Second Note means the Second Installment Note dated June 8, 2026, in the principal sum of $9,880,970.00 (together with all renewals and extensions thereof) executed and delivered by Borrower payable to the order of Lender, evidencing a portion of the Loan, as modified, amended, or supplemented from time to time.
    Second Note Improvements means the improvements to be constructed by Borrower in accordance with the Plans and Specifications and paid for with funds Advanced under the Second Note.
    Third Modification Agreement means that certain Third Modification Agreement dated June 8, 2026, executed by Borrower, Guarantor and Lender, modifying certain provisions of the Loan Documents, to be recorded in the Real Property Records of Travis County, Texas.
    Vivier Drive Lot means an Estate Lot that abuts and has access to Vivier Drive as of the date of the Third Modification Agreement.
3.Section 3.9 of the Loan Agreement is hereby amended and restated in its entirety and replaced with the following:
Section 3.9    Interest Reserve.
(a)    Subject to the conditions to the making of Advances hereunder, Lender shall make an Advance of funds held in the Interest Reserve as necessary to pay interest on the Advances (up to a maximum aggregate of Advances of $4,000,000.00), which Advance shall constitute a principal Advance under the Loan, and such Advance shall be deemed to have been made at Borrower’s request; provided, however, Advances will only be made from the Interest Reserve to pay interest to the extent that the net cash flow received from the operation of the Mortgaged Property, after all operating expenses of the Mortgaged Property have been paid current, is insufficient to pay such interest. Under no circumstances shall any undisbursed proceeds of the Loan be disbursed to pay accrued interest thereon during the construction phase upon depletion of the balance of the Interest Reserve, or to the extent that revenues from the Mortgaged Property, after payment of all other operating expenses of the Mortgaged Property, are sufficient to pay the accrued interest or other amounts then due and payable under the Loan Documents. For the avoidance of doubt, at no time shall funds held in the Interest Reserve be used to pay anything other than interest pursuant to the terms of this Section. In lieu of disbursing Loan proceeds to Borrower for payment of accrued interest thereon during the construction phase, Lender may handle such disbursement and payment by making appropriate entries on the books and records of Lender, whereupon a statement summarizing such entries shall be furnished to Borrower.
(b)    At any point that Lender determines that the amount of undisbursed Loan proceeds remaining in the Interest Reserve is insufficient to pay

Third Modification Agreement – Schedule I, Page 3

the interest that Lender determines, in its reasonable discretion, will accrue on the Loan pursuant to the Loan Documents over the succeeding ninety (90) days (the “Interest Reserve Shortfall”), Borrower shall within ten (10) Business Days of Lender’s demand, deposit an amount calculated by Lender equal to the interest that Lender expects to accrue on the Loan pursuant to the Loan Documents over the succeeding ninety (90) days (“Interest Reserve Shortfall Payment”). Any Interest Reserve Shortfall Payment shall be held in a blocked, non interest-bearing account in Borrower’s name at Fifth Third Bank, which account shall be controlled by Lender (“Interest Reserve Shortfall Account”). Lender may reasonably assess its estimate of the amount of the Interest Reserve Shortfall from time to time and may adjust the amounts required to be deposited in the Interest Reserve Shortfall Account upon thirty (30) days’ notice to Borrower. Upon the occurrence and during the continuance of an Event of Default, Lender may apply any sums then present in the Interest Reserve Shortfall Account to the indebtedness and obligations owing to Lender under the Loan Documents in such order and manner as Lender in its sole discretion deems appropriate. All costs and expenses incurred by Lender relating to the Interest Reserve Shortfall Account shall be paid by Borrower promptly upon demand, or at Lender’s sole discretion, deducted from the Interest Reserve Shortfall Account. At the time any deposit is made to the Interest Reserve Shortfall Account, Borrower will execute any documentation reasonably requested by Lender in connection with the creation of such account and to ratify and/or perfect the security interest in such account. For the avoidance of doubt, if the amount remaining in the Interest Reserve is at any time insufficient to pay in full the next estimated installment of interest due under the Loan Documents, Borrower shall remit the difference to Lender on or before the applicable due date for such interest as more particularly set forth in the Note. When the Interest Reserve has been completely disbursed, Borrower shall make interest payments directly to Lender, from its own funds (i.e. not from Loan funds), in accordance with the terms of the Loan Documents.
(c)    Borrower hereby pledges and grants a security interest to Lender in the Interest Reserve Shortfall Account and in any and all moneys now or hereafter deposited in the Interest Reserve Shortfall Account, to secure the Loan and all obligations of Borrower under the Loan Documents. Fifth Third Bank, in its capacity as the depository bank for the Interest Reserve Shortfall Account, hereby acknowledges notice of the above pledge and security interest and agrees to follow all instructions of Lender with respect thereto. Borrower hereby agrees that Borrower shall have no right to give any direction as to the Interest Reserve Shortfall Account to Fifth Third Bank, as depository bank, or otherwise exert control over the Interest Reserve Shortfall Account.
4.Notwithstanding anything to the contrary contained in the Loan Documents, (i) with respect to a Partial Release of an Estate Lot, Borrower shall not be required to satisfy the condition set forth in Section 5.31(b) solely as it relates to completion of the Second Note Improvements (i.e., Borrower shall not be required to complete the Second Note Improvements as set forth in Section 5.31(b) of the Loan Agreement prior to a partial release of an Estate Lot),

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and (ii) with respect to a Partial Release of a Vivier Drive Lot, Borrower shall not be required to satisfy the condition set forth in Section 5.31(b) of the Loan Agreement as it relates solely to completion of the Driveway Improvements (i.e., Borrower shall not be required to complete the Driveway Improvements as set forth in Section 5.31(b) of the Loan Agreement prior to a partial release of a Vivier Drive Lot).
5.Section 5.31(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows: “Intentionally Omitted.”
6.Exhibit B to the Loan Agreement is hereby amended and restated in its entirety and replaced with Exhibit 1 to this Schedule I.
7.Exhibit H to the Loan Agreement is hereby amended and restated in its entirety and replaced with Exhibit 2 to this Schedule I.
8.Exhibit I to the Loan Agreement is hereby amended and restated in its entirety and replaced with Exhibit 3 to this Schedule I.
9.Exhibit K to the Loan Agreement is hereby amended and restated in its entirety and replaced with Exhibit 4 to this Schedule I.
10.Exhibit L to the Loan Agreement is hereby amended and restated in its entirety and replaced with Exhibit 5 to this Schedule I.
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